                                      February 25, 2005

                              JANUS BALANCED FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Balanced Fund......................................    2
    FEES AND EXPENSES...........................................    6
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       General portfolio policies...............................    8
       Risks....................................................   11
       Frequently asked questions about certain risks...........   11
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   16
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Excessive trading........................................   18
       Shareholder account policies.............................   22
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   24
       Management expenses......................................   25
       Investment personnel.....................................   25
    OTHER INFORMATION...........................................   26
    DISTRIBUTIONS AND TAXES.....................................   29
    FINANCIAL HIGHLIGHTS........................................   31
    GLOSSARY OF INVESTMENT TERMS................................   32

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS BALANCED FUND

   Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio

 2  Janus Balanced Fund prospectus
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS BALANCED FUND

      Annual returns for calendar years ended 12/31
                 27.31%  15.30%  21.81%  31.20%  23.51%  (2.16)%  (5.04)%  (6.56)%  13.74%  8.71%
                  1995    1996    1997    1998    1999    2000     2001     2002     2003   2004

      Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94)%

                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (9/1/92)
    Janus Balanced Fund
      Return Before Taxes                         8.71%     1.43%    12.01%        11.60%
      Return After Taxes on Distributions         8.07%     0.31%    10.00%         9.73%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    5.76%     0.57%     9.36%         9.14%
    S&P 500(R) Index(2)                          10.88%   (2.30)%    12.07%        11.16%
      (reflects no deduction for expenses, fees
        or taxes)
    Lehman Brothers Government/Credit Index(3)    4.19%     8.00%     7.80%         6.98%
      (reflects no deduction for expenses, fees
        or taxes)
    Balanced Index(4)                             7.87%     2.34%    10.15%         9.28%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

 4  Janus Balanced Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Balanced Fund                                      0.55%       0.25%           0.80%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 Year    3 Years   5 Years   10 Years
                                                       --------------------------------------
  Janus Balanced Fund                                    $82      $255      $444      $  990

 6  Janus Balanced Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   The Fund may emphasize some degree of income. The investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

   The Fund shifts assets between the growth and income components of its portfolio based on the investment personnel's analyses of relevant market, financial and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the growth component. The Fund's growth component will normally be 50-60% of its net assets. In addition, the Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE FUND'S
   PORTFOLIO?

   The growth component of the Fund's portfolio is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE FUND'S
   PORTFOLIO?

   The income component of the Fund's holdings will consist primarily of fixed-income securities.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY FUND INVESTMENT?

   The income component of the Fund's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

 8  Janus Balanced Fund prospectus

   CASH POSITION
   The Fund may not always stay fully invested in stocks and bonds. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in a mix of equity and debt securities, with some degree of emphasis on income. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

                                    Principal investment strategies and risks  9

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment

 10  Janus Balanced Fund prospectus
   style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

                                   Principal investment strategies and risks  11

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit

 12  Janus Balanced Fund prospectus
   ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  13

                              JANUS BALANCED FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  15
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through

 16  Janus Balanced Fund prospectus
   certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month

                                                         Shareholder's guide  17
     period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases

 18  Janus Balanced Fund prospectus
   and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

                                                         Shareholder's guide  19

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value

 20  Janus Balanced Fund prospectus
   securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a

                                                         Shareholder's guide  21

   15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial

 22  Janus Balanced Fund prospectus
   intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 24  Janus Balanced Fund prospectus
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                   Average Daily      Annual Management
                                                    Net Assets            Fee Rate
Fund Name                                             of Fund         Percentage (%)(1)
---------------------------------------------------------------------------------------
   Janus Balanced Fund                            All Asset Levels          0.55
---------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

KAREN L. REIDY
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Balanced
     Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 26  Janus Balanced Fund prospectus
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  27

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28  Janus Balanced Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends are normally declared and distributed in March, June, September and December. Capital gains are normally declared and distributed in December. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  29

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 30  Janus Balanced Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS BALANCED FUND
-------------------------------------------------------------------------------------------------------------
                                                                      Years ended October 31
                                                      2004        2003        2002         2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $19.34      $18.08       $19.27       $22.83      $21.79
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.38        0.38         0.47         0.56        0.61
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.99        1.28       (1.20)       (2.48)        1.33
 Total from investment operations                      1.37        1.66       (0.73)       (1.92)        1.94
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.38)      (0.40)       (0.46)       (0.61)      (0.58)
 Distributions (from capital gains)                      --          --           --       (1.03)      (0.32)
 Total distributions                                 (0.38)      (0.40)       (0.46)       (1.64)      (0.90)
 NET ASSET VALUE, END OF PERIOD                      $20.33      $19.34       $18.08       $19.27      $22.83
 Total return                                         7.11%(1)    9.34%      (3.85)%      (8.83)%       8.93%
 Net assets, end of period (in millions)             $2,849      $3,929       $3,936       $4,410      $4,773
 Average net assets for the period (in millions)     $3,235      $4,004       $4,278       $4,663      $4,072
 Ratio of gross expenses to average net assets(2)     0.87%       0.89%        0.86%        0.85%       0.87%
 Ratio of net expenses to average net assets          0.87%       0.88%        0.84%        0.83%       0.85%
 Ratio of net investment income/(loss) to average
  net assets                                          1.82%       2.00%        2.44%        2.79%       2.92%
 Portfolio turnover rate                                45%         73%          88%         117%         87%
-------------------------------------------------------------------------------------------------------------

(1) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  31

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 32  Janus Balanced Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  33

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 34  Janus Balanced Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  35
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 36  Janus Balanced Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                             JANUS CONTRARIAN FUND
                   (FORMERLY NAMED JANUS SPECIAL EQUITY FUND)

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Contrarian Fund....................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    8
       Risks....................................................   10
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   16
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Excessive trading........................................   18
       Shareholder account policies.............................   22

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   24
       Management expenses......................................   25
       Investment personnel.....................................   25

    OTHER INFORMATION...........................................   27

    DISTRIBUTIONS AND TAXES.....................................   30

    FINANCIAL HIGHLIGHTS........................................   32

    GLOSSARY OF INVESTMENT TERMS................................   34

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS CONTRARIAN FUND

   Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 2  Janus Contrarian Fund prospectus

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                          Risk/return summary  3

   JANUS CONTRARIAN FUND(1)

      Annual returns for calendar years ended 12/31
                                                    (11.74)%  (23.70)%  53.26%  22.61%
                                                      2001      2002     2003   2004

      Best Quarter:  2nd-2003 24.67%    Worst Quarter:  3rd-2001 (22.31)%

                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/29/00)
    Janus Contrarian Fund(1)
      Return Before Taxes                                         22.61%         6.62%
      Return After Taxes on Distributions                         22.54%         6.37%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 14.71%         5.55%
    S&P 500(R) Index(3)                                           10.88%       (0.94)%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------

   (1) Formerly named Janus Special Equity Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Contrarian Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Contrarian Fund(1)                                 0.64%       0.33%           0.97%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Contrarian Fund(1)                                $ 99      $309      $536      $1,190

 (1) Formerly named Janus Special Equity Fund.

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   The investment personnel will emphasize investments in companies with attractive prices compared to their free cash flow. The Fund's investment personnel will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined

 6  Janus Contrarian Fund prospectus
   allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

5. HOW DOES THE FUND'S INVESTMENT PERSONNEL DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Fund's investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

                                    Principal investment strategies and risks  7

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination

 8  Janus Contrarian Fund prospectus
     for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

                                    Principal investment strategies and risks  9

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its

 10  Janus Contrarian Fund prospectus
   investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or

                                   Principal investment strategies and risks  11
     that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political

 12  Janus Contrarian Fund prospectus
   changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

7. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

8. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  13

                             JANUS CONTRARIAN FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  15
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

 16  Janus Contrarian Fund prospectus
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

                                                         Shareholder's guide  17
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases

 18  Janus Contrarian Fund prospectus
   and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

                                                         Shareholder's guide  19

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value

 20  Janus Contrarian Fund prospectus
   securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a

                                                         Shareholder's guide  21

   15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial

 22  Janus Contrarian Fund prospectus
   intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 24  Janus Contrarian Fund prospectus
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                   Average Daily      Annual Management
                                                    Net Assets            Fee Rate
Fund Name                                             of Fund         Percentage (%)(1)
---------------------------------------------------------------------------------------
   Janus Contrarian Fund(2)                       All Asset Levels          0.64
---------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.
(2) Formerly named Janus Special Equity Fund.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

DAVID C. DECKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Contrarian
     Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analysis designation.

                                                      Management of the Fund  25

ASSISTANT PORTFOLIO MANAGER

MATTHEW ANKRUM
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Contrarian Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

 26  Janus Contrarian Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

                                                           Other information  27
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

 28  Janus Contrarian Fund prospectus

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  29

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

 30  Janus Contrarian Fund prospectus
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

 32  Janus Contrarian Fund prospectus

JANUS CONTRARIAN FUND(1)
-------------------------------------------------------------------------------------------------------------
                                                              Years or Period ended October 31
                                                 2004         2003          2002          2001        2000(2)
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.97         $6.95         $8.42        $11.29      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                     0.01            --(3)         --(3)       0.03        0.01
 Net gain/(loss) on securities (both realized
  and unrealized)                                 1.76          3.03        (1.45)        (2.65)        1.28
 Total from investment operations                 1.77          3.03        (1.45)        (2.62)        1.29
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)             --        (0.01)(4)     (0.02)        (0.02)          --
 Distributions (from capital gains)                 --            --            --        (0.23)          --
 Total distributions                                --        (0.01)        (0.02)        (0.25)          --
 NET ASSET VALUE, END OF PERIOD                 $11.74         $9.97         $6.95         $8.42      $11.29
 Total return(5)                                17.75%(6)     43.57%      (17.23)%      (23.61)%      12.90%
 Net assets, end of period (in millions)        $2,384        $2,499        $1,287        $1,955      $3,127
 Average net assets for the period (in
  millions)                                     $2,497        $1,863        $1,808        $2,666      $2,841
 Ratio of gross expenses to average net
  assets(7)(8)                                   0.98%         1.02%         1.01%         0.92%       1.02%
 Ratio of net expenses to average net
  assets(7)                                      0.98%         1.01%         0.98%         0.91%       0.99%
 Ratio of net investment income to average net
  assets(7)                                      0.07%       (0.17)%         0.03%         0.29%       0.14%
 Portfolio turnover rate(7)                        30%           44%           60%           77%         72%
-------------------------------------------------------------------------------------------------------------

(1) Formerly named Janus Special Equity Fund.
(2) Fiscal period from February 29, 2000 (inception) through October 31, 2000.
(3) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(5) Total return is not annualized for periods of less than one full year.
(6) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(7) Annualized for periods of less than one full year.
(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 34  Janus Contrarian Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  35

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 36  Janus Contrarian Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  37
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 38  Janus Contrarian Fund prospectus

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

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

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

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                             JANUS CORE EQUITY FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Core Equity Fund...................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder account policies.............................   21

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   23
       Management expenses......................................   24
       Investment personnel.....................................   24

    OTHER INFORMATION...........................................   25

    DISTRIBUTIONS AND TAXES.....................................   28

    FINANCIAL HIGHLIGHTS........................................   30

    GLOSSARY OF INVESTMENT TERMS................................   31

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

   Janus Core Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CORE EQUITY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include:

   - domestic and foreign common stocks;

   - preferred stocks;

   - securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures;

   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

 2  Janus Core Equity Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                          Risk/return summary  3

   JANUS CORE EQUITY FUND

      Annual returns for calendar years ended 12/31
                           31.08%  40.05%  38.50%  (7.15)%  (12.11)%  (18.02)%  23.27%  13.77%
                            1997    1998    1999    2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 26.34%    Worst Quarter:  3rd-2002 (15.25)%

                                      Average annual total return for periods ended 12/31/04
                                      ------------------------------------------------------
                                                                             Since Inception
                                                         1 year   5 years       (6/28/96)
    Janus Core Equity Fund
      Return Before Taxes                                13.77%    (1.27)%       12.66%
      Return After Taxes on Distributions                13.66%    (2.03)%       11.43%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    9.00%    (1.42)%       10.55%
    S&P 500(R) Index(2)                                  10.88%    (2.30)%        8.89%
      (reflects no deduction for expenses, fees or
        taxes)
                                                         ---------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Core Equity Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Core Equity Fund                                   0.60%       0.34%           0.94%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Core Equity Fund                                $96      $300      $520      $1,155

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Core Equity Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

                                    Principal investment strategies and risks  7

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for

 8  Janus Core Equity Fund prospectus
   the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 10  Janus Core Equity Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of

                                   Principal investment strategies and risks  11
   these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12  Janus Core Equity Fund prospectus

                             JANUS CORE EQUITY FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 14 Janus Core Equity Fund prospectus
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                                         Shareholder's guide  15
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

 16 Janus Core Equity Fund prospectus
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

                                                         Shareholder's guide  17
   intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

 18 Janus Core Equity Fund prospectus
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

                                                         Shareholder's guide  19
   valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

 20 Janus Core Equity Fund prospectus
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

                                                         Shareholder's guide  21

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 22 Janus Core Equity Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

                                                      Management of the Fund  23
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Core Equity Fund                           All Asset Levels          0.60
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

KAREN L. REIDY
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst. Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

 24 Janus Core Equity Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

                                                           Other information  25
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees

 26  Janus Core Equity Fund prospectus
   charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

 28  Janus Core Equity Fund prospectus
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2004        2003         2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $17.04      $14.99        $16.78        $24.25      $22.57
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.05        0.07          0.11          0.17        0.15
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.75        2.09        (1.81)        (4.98)        2.25
 Total from investment operations                  1.80        2.16        (1.70)        (4.81)        2.40
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)          (0.06)      (0.11)        (0.09)        (0.13)      (0.14)
 Distributions (from capital gains)                  --          --            --        (2.53)      (0.58)
 Total distributions                             (0.06)      (0.11)        (0.09)        (2.66)      (0.72)
 NET ASSET VALUE, END OF PERIOD                  $18.78      $17.04        $14.99        $16.78      $24.25
 Total return                                    10.61%      14.54%      (10.26)%      (21.70)%      10.65%
 Net assets, end of period (in millions)           $613        $708          $707          $733      $1,027
 Average net assets for the period (in
  millions)                                        $654        $708          $802          $876      $1,019
 Ratio of gross expenses to average net
  assets(1)                                       0.97%       0.97%         0.92%         0.95%       0.95%
 Ratio of net expenses to average net assets      0.97%       0.96%         0.89%         0.93%       0.93%
 Ratio of net investment income/(loss) to
  average net assets                              0.24%       0.40%         0.66%         0.85%       0.65%
 Portfolio turnover rate                            58%         77%           98%          115%        116%
-----------------------------------------------------------------------------------------------------------

(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 30  Janus Core Equity Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  31
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 32  Janus Core Equity Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  33
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a

 34  Janus Core Equity Fund prospectus
   security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  35

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 36

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                             JANUS ENTERPRISE FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Enterprise Fund....................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder account policies.............................   21

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   23
       Management expenses......................................   24
       Investment personnel.....................................   24

    OTHER INFORMATION...........................................   26

    DISTRIBUTIONS AND TAXES.....................................   29

    FINANCIAL HIGHLIGHTS........................................   31

    GLOSSARY OF INVESTMENT TERMS................................   32

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

   Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ENTERPRISE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of October 31, 2004, they ranged from approximately $631 million to $33.8 billion.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also

 2  Janus Enterprise Fund prospectus
   decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS ENTERPRISE FUND

      Annual returns for calendar years ended 12/31
              27.25%  11.65%  10.82%  33.75%  121.90%  (30.52)%  (39.93)%  (28.28)%  35.82%  20.69%
               1995    1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66)%

                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (9/1/92)
    Janus Enterprise Fund
      Return Before Taxes                       20.69%   (13.27)%     8.65%        11.31%
      Return After Taxes on Distributions       20.69%   (13.27)%     7.70%        10.31%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                  13.45%   (10.73)%     7.19%         9.66%
    Russell Midcap(R) Growth Index(2)           15.48%    (3.36)%    11.23%        10.94%
      (reflects no deduction for expenses,
        fees or taxes)
    S&P MidCap 400 Index(3)                     16.48%      9.54%    16.10%        14.89%
      (reflects no deduction for expenses,
        fees or taxes)
                                                ------------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater-than-average growth orientation. The Russell Midcap(R) Index consists of the smallest 800 companies in the Russell 1000(R) Index, as ranked by total market capitalization.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Enterprise Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Enterprise Fund                                    0.64%       0.39%           1.03%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 Year    3 Years    5 Years    10 Years
                                                       -----------------------------------------
  Janus Enterprise Fund                                  $105       $328       $569      $1,259

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Enterprise Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in common stocks. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets

                                    Principal investment strategies and risks  7
   or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - other domestic and foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

 8  Janus Enterprise Fund prospectus

   Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

 10  Janus Enterprise Fund prospectus

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

3. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

4. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or

                                   Principal investment strategies and risks  11
   more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12  Janus Enterprise Fund prospectus

                             JANUS ENTERPRISE FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 14  Janus Enterprise Fund prospectus
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                                         Shareholder's guide  15
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

 16  Janus Enterprise Fund prospectus
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

                                                         Shareholder's guide  17
   intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

 18  Janus Enterprise Fund prospectus
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

                                                         Shareholder's guide  19
   valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

 20  Janus Enterprise Fund prospectus
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

                                                         Shareholder's guide  21

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 22  Janus Enterprise Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

                                                      Management of the Fund  23
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Enterprise Fund                            All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Enterprise
     Fund. He is also Portfolio Manager of other Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

 24  Janus Enterprise Fund prospectus

ASSISTANT PORTFOLIO MANAGER

BRIAN DEMAIN
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager for Janus Enterprise Fund. He joined
     Janus Capital in 1999 as a securities analyst. Mr. Demain holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. He has earned the right to use the Chartered Financial Analyst designation.

                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 26  Janus Enterprise Fund prospectus
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  27

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28  Janus Enterprise Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  29
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 30  Janus Enterprise Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $30.02       $22.93        $29.67        $68.41       $58.64
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)         --(1)        --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   3.71         7.09        (6.74)       (38.74)        13.10
 Total from investment operations                   3.71         7.09        (6.74)       (38.74)        13.10
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --            --            --           --
 Distributions (from capital gains)                   --           --            --            --       (3.33)
 Total distributions                                  --           --            --            --       (3.33)
 NET ASSET VALUE, END OF PERIOD                   $33.73       $30.02        $22.93        $29.67       $68.41
 Total return                                     12.36%       30.92%      (22.72)%      (56.63)%       22.29%
 Net assets, end of period (in millions)          $1,680       $1,917        $1,854        $3,072       $8,085
 Average net assets for the period (in
  millions)                                       $1,796       $1,742        $2,518        $4,858       $7,266
 Ratio of gross expenses to average net
  assets(2)                                        1.04%        1.02%         0.93%         0.92%        0.90%
 Ratio of net expenses to average net assets       1.03%        1.02%         0.90%         0.90%        0.88%
 Ratio of net investment income/(loss) to
  average net assets                             (0.46)%      (0.46)%       (0.43)%       (0.55)%      (0.65)%
 Portfolio turnover rate                             27%          32%           64%           85%          80%
--------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  31

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 32  Janus Enterprise Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  33

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 34  Janus Enterprise Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  35
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 36  Janus Enterprise Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                           JANUS FLEXIBLE INCOME FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

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

TABLE OF CONTENTS
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
    RISK/RETURN SUMMARY
       Janus Flexible Income Fund...............................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       General portfolio policies...............................    8
       Risks....................................................   11
       Frequently asked questions about certain risks...........   11

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   16
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Excessive trading........................................   18
       Shareholder account policies.............................   22

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   24
       Management expenses......................................   25
       Investment personnel.....................................   26

    OTHER INFORMATION...........................................   27

    DISTRIBUTIONS AND TAXES.....................................   30

    FINANCIAL HIGHLIGHTS........................................   33

    GLOSSARY OF INVESTMENT TERMS................................   34

    EXPLANATION OF RATING CATEGORIES............................   40


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

   Janus Flexible Income Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its total assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

 2  Janus Flexible Income Fund prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS FLEXIBLE INCOME FUND

      Annual returns for periods ended 12/31
                           21.15%  6.88%  11.43%  8.84%  0.46%  4.89%  7.23%  9.93%  6.37%  3.82%
                            1995   1996    1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-1995 7.35%    Worst Quarter:  2nd-2004 (2.99)%

                                           Average annual total return for periods ended 12/31/04
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (7/7/87)
    Janus Flexible Income Fund
      Return Before Taxes                         3.82%     6.43%       7.97%          8.01%
      Return After Taxes on Distributions         2.10%     4.25%       5.25%          5.05%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    2.46%     4.14%       5.14%          5.05%
    Lehman Brothers Aggregate Bond Index(2)       4.34%     7.71%       7.72%          8.04%(3)
      (reflects no deduction for expenses, fees
        or taxes)
    Lehman Brothers Government/Credit Index(4)    4.19%     8.00%       7.80%          8.05%(5)
      (reflects no deduction for expenses, fees
        or taxes)
                                                  ----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a broader representation of the fixed-income market. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have a least one year to maturity, and have an outstanding par value of at least $100 million. The Fund will retain the Lehman Brothers Government/Credit Index as a secondary index.
   (3) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2004 for Lehman Brothers Aggregate Bond Index.
   (4) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (5) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2004 for Lehman Brothers Government/Credit Index.

 4  Janus Flexible Income Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Flexible Income Fund                               0.48%       0.30%           0.78%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Flexible Income Fund                               $80      $249      $433      $  966

 6  Janus Flexible Income Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

   The portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its
                                    Principal investment strategies and risks  7
   duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Rating Service ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in bonds and other fixed-income securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are

 8 Janus Flexible Income Fund prospectus otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in a wide variety of income-producing securities, which may include corporate bonds and notes; government securities, including agency securities; and preferred stock. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - domestic and foreign equity securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - pass-through securities including mortgage- and asset-backed securities (without limit) and mortgage dollar rolls

   - zero coupon, pay-in-kind and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

                                    Principal investment strategies and risks  9

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign debt and equity securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the

 10  Janus Flexible Income Fund prospectus

   Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   The Fund has historically had relatively high portfolio turnover due to the nature of the securities in which the Fund invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

                                   Principal investment strategies and risks  11

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

 12  Janus Flexible Income Fund prospectus

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

                                   Principal investment strategies and risks  13

                           JANUS FLEXIBLE INCOME FUND
                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  15
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

 16 Janus Flexible Income Fund prospectus refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

                                                         Shareholder's guide  17
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

 18 Janus Flexible Income Fund prospectus intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

                                                         Shareholder's guide  19
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

 20 Janus Flexible Income Fund prospectus valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

                                                         Shareholder's guide  21
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

 22  Janus Flexible Income Fund prospectus

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 24 Janus Flexible Income Fund prospectus the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                   Average Daily      Annual Management
                                                    Net Assets            Fee Rate
Fund Name                                             of Fund         Percentage (%)(1)
---------------------------------------------------------------------------------------
                                                        First $300
   Janus Flexible Income Fund                              Million          0.58
                                                 Over $300 Million          0.48
---------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected. In addition, Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until March 1, 2006. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.

   For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.55% based upon the Fund's average daily net assets.

                                                      Management of the Fund  25

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

RONALD V. SPEAKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Flexible
     Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered
     Financial Analyst designation.

 26  Janus Flexible Income Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

                                                           Other information  27
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

 28  Janus Flexible Income Fund prospectus

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  29

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

   Income dividends for the Fund are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Fund or its agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Fund or its agent. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details. Capital gains, if any, are declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should

 30 Janus Flexible Income Fund prospectus consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is

                                                     Distributions and taxes  31
   important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32  Janus Flexible Income Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS FLEXIBLE INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                      2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD                 $9.74       $9.51       $9.49       $8.99       $9.35
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.46        0.46        0.49        0.58        0.65
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.01        0.21        0.02        0.50      (0.35)
 Total from investment operations                      0.47        0.67        0.51        1.08        0.30
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.45)      (0.44)      (0.49)      (0.58)      (0.66)(1)
 Distributions (from capital gains)                      --          --          --          --          --
 Total distributions                                 (0.45)      (0.44)      (0.49)      (0.58)      (0.66)
 NET ASSET VALUE, END OF PERIOD                       $9.76       $9.74       $9.51       $9.49       $8.99
 Total return                                         4.97%(2)    7.12%       5.63%      12.41%       3.31%
 Net assets, end of period (in millions)             $1,160      $1,534      $1,585      $1,326      $1,080
 Average net assets for the period (in millions)     $1,289      $1,732      $1,347      $1,147      $1,138
 Ratio of gross expenses to average net assets(3)     0.85%       0.83%       0.81%       0.79%       0.81%
 Ratio of net expenses to average net assets          0.85%       0.83%       0.81%       0.77%       0.79%
 Ratio of net investment income/(loss) to average
  net assets                                          4.27%       4.47%       5.24%       6.33%       7.31%
 Portfolio turnover rate                               149%        163%        243%        284%        173%
-----------------------------------------------------------------------------------------------------------

(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

 34  Janus Flexible Income Fund prospectus

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may

                                                Glossary of investment terms  35
   incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

   STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

 36  Janus Flexible Income Fund prospectus

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

                                                Glossary of investment terms  37

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate

 38 Janus Flexible Income Fund prospectus reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  39

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

 40  Janus Flexible Income Fund prospectus

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper-medium grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

                                            Explanation of rating categories  41

SECURITIES HOLDINGS BY RATING CATEGORY

   During the fiscal year ended October 31, 2004, the percentage of securities holdings for the Fund by rating category based upon a weighted monthly average was:

    JANUS FLEXIBLE INCOME FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           43.0%
     AA                                                             4.0%
     A                                                              8.0%
     BBB                                                           26.0%
     BB                                                             6.0%
     B                                                              6.0%
     CCC                                                            1.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      3.7%
     Preferred Stock                                                0.5%
     Cash and Options                                               1.8%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------

 42  Janus Flexible Income Fund prospectus

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                                                                              43

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 44

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                                   JANUS FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Fund...............................................    2
    FEES AND EXPENSES...........................................    5
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........    9
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder account policies.............................   21
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   23
       Management expenses......................................   24
       Investment personnel.....................................   24
    OTHER INFORMATION...........................................   25
    DISTRIBUTIONS AND TAXES.....................................   28
    FINANCIAL HIGHLIGHTS........................................   30
    GLOSSARY OF INVESTMENT TERMS................................   31

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FUND

   Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies. As of October 31, 2004, the Fund's weighted average market capitalization was $36.6 billion.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2  Janus Fund prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS FUND

      Annual returns for periods ended 12/31
              29.43%  19.61%  22.72%  38.89%  47.13%  (14.91)%  (26.10)%  (27.56)%  31.71%  4.69%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82)%

                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (2/5/70)
    Janus Fund
      Return Before Taxes                         4.69%   (8.88)%     9.32%        14.11%
      Return After Taxes on Distributions         4.69%   (9.35)%     7.61%        11.02%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    3.05%   (7.37)%     7.53%        10.89%
    Russell 1000(R) Growth Index(2)               6.30%   (9.29)%     9.59%          N/A
      (reflects no deduction for expenses, fees
        or taxes)
    S&P 500(R) Index(3)                          10.88%   (2.30)%    12.07%        11.54%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Fund                                               0.64%       0.25%           0.89%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Fund                                               $91      $284      $493      $1,096

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in common stocks. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

                                    Principal investment strategies and risks  7

   - other domestic and foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new

 8  Janus Fund prospectus
   product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

                                    Principal investment strategies and risks  9

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there

 10  Janus Fund prospectus
     may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

                                   Principal investment strategies and risks  11

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12  Janus Fund prospectus

                                   JANUS FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 14  Janus Fund prospectus
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                                         Shareholder's guide  15
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

 16  Janus Fund prospectus
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

                                                         Shareholder's guide  17
   intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

 18  Janus Fund prospectus
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

                                                         Shareholder's guide  19
   valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

 20  Janus Fund prospectus
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

                                                         Shareholder's guide  21

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 22  Janus Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

                                                      Management of the Fund  23
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Fund                                       All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio Manager of Janus Equity Income Fund from June 1996 through December
     1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered
     Financial Analyst designation.

 24  Janus Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

                                                           Other information  25
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

 26  Janus Fund prospectus

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

 28  Janus Fund prospectus
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $22.52       $18.39        $22.11        $44.00       $42.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(1)        --(1)         --(1)         --(1)        --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.17         4.13        (3.72)       (17.50)         6.44
 Total from investment operations                  0.17         4.13        (3.72)       (17.50)         6.44
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --            --            --           --
 Distributions (from capital gains)                  --           --            --        (4.39)       (5.22)
 Total distributions                                 --           --            --        (4.39)       (5.22)
 NET ASSET VALUE, END OF PERIOD                  $22.69       $22.52        $18.39        $22.11       $44.00
 Total return                                     0.75%(2)    22.46%      (16.82)%      (43.42)%       15.60%
 Net assets, end of period (in millions)        $13,277      $17,426       $16,320       $23,513      $46,468
 Average net assets for the period (in
  millions)                                     $15,433      $16,207       $21,651       $34,255      $45,103
 Ratio of gross expenses to average net
  assets(3)                                       0.90%        0.89%         0.85%         0.84%        0.85%
 Ratio of net expenses to average net assets      0.90%        0.89%         0.84%         0.83%        0.84%
 Ratio of net investment income/(loss) to
  average net assets                            (0.17)%      (0.17)%       (0.24)%       (0.16)%      (0.19)%
 Portfolio turnover rate                            21%          22%           27%           51%          65%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 30  Janus Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  31
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 32  Janus Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  33
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 34  Janus Fund prospectus
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  35

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 36

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                        JANUS GLOBAL LIFE SCIENCES FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Global Life Sciences Fund..........................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       General portfolio policies...............................    8
       Risks....................................................   10
       Frequently asked questions about certain risks...........   11

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   16
       Purchases................................................   17
       Tax-deferred accounts....................................   18
       Exchanges................................................   18
       Redemptions..............................................   19
       Redemption fee...........................................   19
       Excessive trading........................................   20
       Shareholder account policies.............................   24

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   26
       Management expenses......................................   27
       Investment personnel.....................................   28

    OTHER INFORMATION...........................................   29

    DISTRIBUTIONS AND TAXES.....................................   32

    FINANCIAL HIGHLIGHTS........................................   34

    GLOSSARY OF INVESTMENT TERMS................................   35


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

   Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is

 2 Janus Global Life Sciences Fund prospectus consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   The Fund concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   JANUS GLOBAL LIFE SCIENCES FUND

      Annual returns for calendar years ended 12/31
                                        61.00%  33.34%  (18.09)%  (30.11)%  27.44%  14.95%
                                         1999    2000     2001      2002     2003   2004

      Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25)%

                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                         1 year    5 years      (12/31/98)
    Janus Global Life Sciences Fund
      Return Before Taxes                                 14.95%      2.26%        10.30%
      Return After Taxes on Distributions                 14.95%      2.25%        10.29%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     9.72%      1.93%         9.03%
    S&P 500(R) Index(2)                                   10.88%    (2.30)%         1.25%
      (reflects no deduction for expenses, fees or
        taxes)
    Morgan Stanley Capital International World Health
      Care Index(3)                                        6.00%      2.68%         0.39%
      (reflects no deduction for expenses, fees or
        taxes)
                                                        ----------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

 4  Janus Global Life Sciences Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed)........................  2.00%(1)
   Exchange fee................................................   None(2)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Global Life Sciences Fund                          0.64%       0.37%           1.01%

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (2) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 Year    3 Years    5 Years    10 Years
                                                       -----------------------------------------
  Janus Global Life Sciences Fund                        $103       $322       $558      $1,236

 6  Janus Global Life Sciences Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

4. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO THE FUND?

   Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the investment personnel believe have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to

 8  Janus Global Life Sciences Fund prospectus

   100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

                                    Principal investment strategies and risks  9

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected,

 10 Janus Global Life Sciences Fund prospectus positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. The Fund's performance may also be affected by industry risk to a greater extent than the other Janus funds.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments.

   The Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

                                   Principal investment strategies and risks  11

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

 12  Janus Global Life Sciences Fund prospectus

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet

                                   Principal investment strategies and risks  13
   established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 14  Janus Global Life Sciences Fund prospectus

                        JANUS GLOBAL LIFE SCIENCES FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 16 Janus Global Life Sciences Fund prospectus securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through

                                                         Shareholder's guide  17
   certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from the Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

 18  Janus Global Life Sciences Fund prospectus

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational

                                                         Shareholder's guide  19
   requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely

 20 Janus Global Life Sciences Fund prospectus eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

                                                         Shareholder's guide  21
   excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its

 22  Janus Global Life Sciences Fund prospectus

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

                                                         Shareholder's guide  23

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure

 24 Janus Global Life Sciences Fund prospectus of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  25

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 26 Janus Global Life Sciences Fund prospectus the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Global Life Sciences Fund                  All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

                                                      Management of the Fund  27

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

THOMAS R. MALLEY
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGER

ANDREW ACKER
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Global Life Sciences Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College, where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration from Harvard Business School. Mr. Acker has earned the right to use the Chartered Financial Analyst designation.

 28  Janus Global Life Sciences Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

                                                           Other information  29
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

 30  Janus Global Life Sciences Fund prospectus

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

 32 Janus Global Life Sciences Fund prospectus the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS GLOBAL LIFE SCIENCES FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $14.61       $12.82        $16.96        $22.41      $11.97
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)         --(1)     0.02
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.47         1.79        (4.14)        (5.43)       10.42
 Total from investment operations                   1.47         1.79        (4.14)        (5.43)       10.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)               --           --            --        (0.02)          --
 Distributions (from capital gains)                   --           --            --            --          --
 Redemption fees                                      --(2)        --(2)        N/A           N/A         N/A
 Total distributions and other                        --           --            --        (0.02)          --
 NET ASSET VALUE, END OF PERIOD                   $16.08       $14.61        $12.82        $16.96      $22.41
 Total return                                     10.06%(3)    13.87%      (24.35)%      (24.26)%      87.22%
 Net assets, end of period (in millions)          $1,183       $1,264        $1,390        $2,415      $4,267
 Average net assets for the period (in
  millions)                                       $1,288       $1,296        $1,928        $2,958      $2,987
 Ratio of gross expenses to average net
  assets(4)                                        1.02%        0.99%         0.89%         0.93%       0.97%
 Ratio of net expenses to average net assets       1.01%        0.98%         0.88%         0.91%       0.94%
 Ratio of net investment income/(loss) to
  average net assets                             (0.52)%      (0.28)%       (0.42)%       (0.32)%       0.14%
 Portfolio turnover rate                             78%         135%           73%           84%        147%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 34  Janus Global Life Sciences Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  35
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 36  Janus Global Life Sciences Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  37
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 38 Janus Global Life Sciences Fund prospectus delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  39
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

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

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                        JANUS GLOBAL OPPORTUNITIES FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Global Opportunities Fund..........................    2
    FEES AND EXPENSES...........................................    5
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    8
       Risks....................................................   10
       Frequently asked questions about certain risks...........   10
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   16
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Redemption fee...........................................   18
       Excessive trading........................................   19
       Shareholder account policies.............................   23
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   25
       Management expenses......................................   26
       Investment personnel.....................................   26
    OTHER INFORMATION...........................................   28
    DISTRIBUTIONS AND TAXES.....................................   31
    FINANCIAL HIGHLIGHTS........................................   33
    GLOSSARY OF INVESTMENT TERMS................................   34

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GLOBAL OPPORTUNITIES FUND

   Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 2 Janus Global Opportunities Fund prospectus including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                          Risk/return summary  3

   JANUS GLOBAL OPPORTUNITIES FUND

      Annual returns for calendar years ended 12/31
                                                            (15.91)%  38.41%  15.33%
                                                              2002     2003   2004

      Best Quarter:  2nd-2003 22.21%    Worst Quarter:  3rd-2002 (21.31)%

                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (6/29/01)
    Janus Global Opportunities Fund
      Return Before Taxes                                         15.33%       10.96%
      Return After Taxes on Distributions(1)                      15.38%       10.94%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 10.09%        9.51%
    Morgan Stanley Capital International World Index(SM)(3)       14.72%        3.74%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------

   (1) The Return After Taxes on Distributions is higher than the Return Before Taxes because of the effect of foreign tax credits.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Global Opportunities Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed)........................  2.00%(1)
   Exchange fee................................................   None(2)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Global Opportunities Fund                          0.64%       0.44%           1.08%

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (2) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 Year    3 Years   5 Years   10 Years
                                                       --------------------------------------
  Janus Global Opportunities Fund                       $110      $343      $595      $1,317

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   The investment personnel will emphasize investments in companies with attractive prices compared to their free cash flow. The Fund's investment personnel will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined

 6 Janus Global Opportunities Fund prospectus allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

5. HOW DOES THE FUND'S INVESTMENT PERSONNEL DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Fund's investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

                                    Principal investment strategies and risks  7

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic and foreign common stocks. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - other domestic and foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

 8  Janus Global Opportunities Fund prospectus

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

                                    Principal investment strategies and risks  9

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its

 10 Janus Global Opportunities Fund prospectus investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

4. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or

                                   Principal investment strategies and risks  11
     that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political

 12 Janus Global Opportunities Fund prospectus changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

7. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

8. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  13

                        JANUS GLOBAL OPPORTUNITIES FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  15
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

 16 Janus Global Opportunities Fund prospectus refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from the Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

                                                         Shareholder's guide  17

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational

 18 Janus Global Opportunities Fund prospectus requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely

                                                         Shareholder's guide  19
   eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

 20 Janus Global Opportunities Fund prospectus excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its

                                                         Shareholder's guide  21

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

 22 Janus Global Opportunities Fund prospectus

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure

                                                         Shareholder's guide  23
   of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 24 Janus Global Opportunities Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

                                                      Management of the Fund  25
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Global Opportunities Fund                  All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Opportunities Fund, which he has managed since inception. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr. Yee was a portfolio manager and managing director at Bee
     & Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

 26 Janus Global Opportunities Fund prospectus

ASSISTANT PORTFOLIO MANAGER

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Global Opportunities Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of
     Ohio) where he graduated magna cum laude with honors.

                                                      Management of the Fund  27

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 28 Janus Global Opportunities Fund prospectus movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  29

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 30  Janus Global Opportunities Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  31
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32  Janus Global Opportunities Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

JANUS GLOBAL OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------
                                                         Years or Period ended October 31
                                                2004         2003          2002           2001(1)
 NET ASSET VALUE, BEGINNING OF PERIOD          $11.66        $8.64          $9.68          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                    0.03         0.03           0.03            0.02
 Net gain/(loss) on securities (both
   realized and unrealized)                      1.27         3.02         (1.04)          (0.34)
 Total from investment operations                1.30         3.05         (1.01)          (0.32)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)        (0.03)       (0.04)         (0.02)              --
 Distributions (from capital gains)                --           --         (0.01)              --
 Redemption fees                                   --(2)      0.01            N/A             N/A
 Total distributions and other                 (0.03)       (0.03)         (0.03)              --
 NET ASSET VALUE, END OF PERIOD                $12.93       $11.66          $8.64           $9.68
 Total return(3)                               11.18%       35.51%       (10.59)%         (3.10)%
 Net assets, end of period (in millions)         $207         $144           $149             $63
 Average net assets for the period (in
   millions)                                     $175         $133           $155             $55
 Ratio of gross expenses to average net
   assets(4)(5)                                 1.09%        1.17%          1.19%           1.52%
 Ratio of net expenses to average net
   assets(4)                                    1.09%        1.16%          1.16%           1.50%
 Ratio of net investment income/(loss) to
   average net assets(4)                        0.24%        0.27%          0.40%           0.64%
 Portfolio turnover rate(4)                       37%          31%            84%              0%
----------------------------------------------------------------------------------------------------

(1) Fiscal period from June 29, 2001 (inception) through October 31, 2001.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 34 Janus Global Opportunities Fund prospectus addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  35

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 36 Janus Global Opportunities Fund prospectus specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  37
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 38  Janus Global Opportunities Fund prospectus

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

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

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

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

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

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

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005




                          JANUS GLOBAL TECHNOLOGY FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Global Technology Fund.............................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       General portfolio policies...............................    8
       Risks....................................................   10
       Frequently asked questions about certain risks...........   11

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   16
       Purchases................................................   17
       Tax-deferred accounts....................................   18
       Exchanges................................................   18
       Redemptions..............................................   19
       Redemption fee...........................................   19
       Excessive trading........................................   20
       Shareholder account policies.............................   24

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   26
       Management expenses......................................   27
       Investment personnel.....................................   27

    OTHER INFORMATION...........................................   28

    DISTRIBUTIONS AND TAXES.....................................   31

    FINANCIAL HIGHLIGHTS........................................   33

    GLOSSARY OF INVESTMENT TERMS................................   34

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

   Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

   a. companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

   b. companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

   It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

 2 Janus Global Technology Fund prospectus to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

   JANUS GLOBAL TECHNOLOGY FUND

      Annual returns for calendar years ended 12/31
                                     211.55%  (33.67)%  (39.96)%  (40.94)%  47.14%  1.23%
                                      1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20)%

                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                         1 year    5 years      (12/31/98)
    Janus Global Technology Fund
      Return Before Taxes                                  1.23%   (18.92)%         1.47%
      Return After Taxes on Distributions                  1.23%   (19.02)%         1.33%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     0.80%   (14.87)%         1.21%
    S&P 500(R) Index(2)                                   10.88%    (2.30)%         1.25%
      (reflects no deduction for expenses, fees or
        taxes)
    Morgan Stanley Capital International World
      Information Technology Index(3)                      2.48%   (17.47)%       (4.35)%
      (reflects no deduction for expenses, fees or
        taxes)
                                                        ----------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

 4  Janus Global Technology Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed)........................  2.00%(1)
   Exchange fee................................................   None(2)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Global Technology Fund                             0.64%       0.42%           1.06%

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (2) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Global Technology Fund                            $108      $337      $585      $1,294

 6  Janus Global Technology Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

4. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?

   Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its investment personnel may have more flexibility to find companies that they believe will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

 8  Janus Global Technology Fund prospectus

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business

                                    Principal investment strategies and risks  9
   problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs

 10 Janus Global Technology Fund prospectus and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. The Fund's performance may also be affected by industry risk to a greater extent than the other Janus funds.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in

                                   Principal investment strategies and risks  11

     U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

 12  Janus Global Technology Fund prospectus

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

6. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

7. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet

                                   Principal investment strategies and risks  13
   established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 14  Janus Global Technology Fund prospectus

                          JANUS GLOBAL TECHNOLOGY FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 16 Janus Global Technology Fund prospectus securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                                         Shareholder's guide  17
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from the Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

 18 Janus Global Technology Fund prospectus

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational

                                                         Shareholder's guide  19
   requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely

 20 Janus Global Technology Fund prospectus eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

                                                         Shareholder's guide  21
   excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its

 22 Janus Global Technology Fund prospectus

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

                                                         Shareholder's guide  23

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure

 24 Janus Global Technology Fund prospectus of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  25

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 26 Janus Global Technology Fund prospectus the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Global Technology Fund                     All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

C. MIKE LU
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

                                                      Management of the Fund  27

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 28 Janus Global Technology Fund prospectus movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  29

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 30  Janus Global Technology Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  31
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32  Janus Global Technology Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS GLOBAL TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $10.44        $7.41        $10.83        $27.44      $20.95
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.02           --(1)     (0.01)          0.36      (0.02)
 Net gain/(loss) on securities (both realized
  and unrealized)                                 (0.76)         3.03        (3.41)       (16.64)        6.71
 Total from investment operations                 (0.74)         3.03        (3.42)       (16.28)        6.69
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)               --           --            --        (0.16)      (0.02)
 Distributions (from capital gains)                   --           --            --            --      (0.18)
 Tax return of capital                                --           --            --        (0.17)          --
 Redemption fees                                      --(2)        --(2)        N/A           N/A         N/A
 Total distributions and other                        --           --            --        (0.33)      (0.20)
 NET ASSET VALUE, END OF PERIOD                    $9.70       $10.44         $7.41        $10.83      $27.44
 Total return                                    (7.09)%(3)    41.08%      (31.67)%      (59.95)%      31.99%
 Net assets, end of period (in millions)          $1,255       $1,656        $1,250        $2,276      $7,564
 Average net assets for the period (in
  millions)                                       $1,481       $1,333        $1,907        $4,010      $8,884
 Ratio of gross expenses to average net
  assets(4)                                        1.07%        1.07%         0.96%         0.92%       0.91%
 Ratio of net expenses to average net assets       1.07%        1.06%         0.94%         0.90%       0.90%
 Ratio of net investment income/(loss) to
  average net assets                             (0.37)%      (0.27)%       (0.14)%         0.55%       0.17%
 Portfolio turnover rate                             24%          48%           66%           60%         47%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading errors, which otherwise would have reduced total return by less than 0.01%.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 34 Janus Global Technology Fund prospectus addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  35

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 36 Janus Global Technology Fund prospectus specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  37
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 38  Janus Global Technology Fund prospectus

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

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                          JANUS GROWTH AND INCOME FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Growth and Income Fund.............................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    8
       Risks....................................................   10
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   16
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Excessive trading........................................   18
       Shareholder account policies.............................   22

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   24
       Management expenses......................................   25
       Investment personnel.....................................   25

    OTHER INFORMATION...........................................   26

    DISTRIBUTIONS AND TAXES.....................................   29

    FINANCIAL HIGHLIGHTS........................................   31

    GLOSSARY OF INVESTMENT TERMS................................   32

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

   Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 2  Janus Growth and Income Fund prospectus

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS GROWTH AND INCOME FUND

      Annual returns for periods ended 12/31
              36.35%  26.03%  34.66%  34.87%  51.18%  (11.41)%  (14.36)%  (21.51)%  24.65%  11.89%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37)%

                                         Average annual total return for periods ended 12/31/04
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (5/15/91)
    Janus Growth and Income Fund
      Return Before Taxes                         11.89%   (3.65)%    14.63%        13.69%
      Return After Taxes on Distributions         11.75%   (4.03)%    12.95%        12.31%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     7.77%   (3.22)%    12.16%        11.62%
    S&P 500(R) Index(2)                           10.88%   (2.30)%    12.07%        11.36%
      (reflects no deduction for expenses, fees
        or taxes)
    Russell 1000(R) Growth Index(3)                6.30%   (9.29)%     9.59%         9.32%
      (reflects no deduction for expenses, fees
        or taxes)
                                                  -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Growth and Income Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                  Management    Other       Total Annual Fund
                                                     Fee       Expenses    Operating Expenses
  Janus Growth and Income Fund                      0.62%       0.28%             0.90%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 Year    3 Years   5 Years   10 Years
                                                       --------------------------------------
  Janus Growth and Income Fund                           $92      $287      $498      $1,108

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   The Fund may emphasize some degree of income. The investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Growth and Income Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

   The Fund shifts assets between the growth and income components of its portfolio based on the investment personnel's analyses of relevant market, financial and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the growth component. The Fund's growth component will normally be up to 75% of its net assets. In addition, the Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE FUND'S
   PORTFOLIO?

   The growth component of the Fund's portfolio is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF THE FUND'S
   PORTFOLIO?

   The income component of the Fund's holdings will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Fund if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, the Fund's income component may also exhibit growth characteristics.

7. HOW DO INTEREST RATES AFFECT THE VALUE OF MY FUND INVESTMENT?

   The income component of the Fund's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

                                    Principal investment strategies and risks  7

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks and bonds. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in equity securities. The Fund also invests in securities with some degree of emphasis on income. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

 8  Janus Growth and Income Fund prospectus

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

                                    Principal investment strategies and risks  9

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may

 10 Janus Growth and Income Fund prospectus at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

                                   Principal investment strategies and risks  11

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or

 12 Janus Growth and Income Fund prospectus more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  13

                          JANUS GROWTH AND INCOME FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  15
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

 16 Janus Growth and Income Fund prospectus refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

                                                         Shareholder's guide  17
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

 18 Janus Growth and Income Fund prospectus intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

                                                         Shareholder's guide  19
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

 20 Janus Growth and Income Fund prospectus valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

                                                         Shareholder's guide  21
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

 22  Janus Growth and Income Fund prospectus

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 24 Janus Growth and Income Fund prospectus the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                   Average Daily      Annual Management
                                                    Net Assets            Fee Rate
Fund Name                                             of Fund         Percentage (%)(1)
---------------------------------------------------------------------------------------
   Janus Growth and Income Fund                  All Asset Levels           0.62

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

MINYOUNG SOHN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund. He is also Portfolio Manager of other Janus accounts. Mr.
     Sohn joined Janus Capital in 1998 as a research analyst. He holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 26 Janus Growth and Income Fund prospectus movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  27

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28  Janus Growth and Income Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends are normally declared and distributed in March, June, September and December. Capital gains are normally declared and distributed in December. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

                                                     Distributions and taxes  29

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 30  Janus Growth and Income Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2004        2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $27.12       $23.70        $27.99        $40.88      $36.84
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.07         0.17          0.20          0.32        0.18
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.17         3.43        (4.28)       (11.24)        5.84
 Total from investment operations                   2.24         3.60        (4.08)       (10.92)        6.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)           (0.07)       (0.18)        (0.21)        (0.35)      (0.14)
 Distributions (from capital gains)                   --           --            --        (1.62)      (1.84)
 Total distributions                              (0.07)       (0.18)        (0.21)        (1.97)      (1.98)
 NET ASSET VALUE, END OF PERIOD                   $29.29       $27.12        $23.70        $27.99      $40.88
 Total return                                      8.28%(1)    15.20%      (14.62)%      (27.66)%      16.44%
 Net assets, end of period (in millions)          $5,177       $6,003        $5,328        $6,575      $9,306
 Average net assets for the period (in millions)  $5,568       $5,715        $6,480        $7,758      $8,594
 Ratio of gross expenses to average net
  assets(2)                                        0.92%        0.91%         0.90%         0.87%       0.89%
 Ratio of net expenses to average net assets       0.92%        0.91%         0.88%         0.86%       0.88%
 Ratio of net investment income/(loss) to
  average net assets                               0.24%        0.67%         0.73%         0.96%       0.49%
 Portfolio turnover rate                             41%          50%           49%           59%         41%
-------------------------------------------------------------------------------------------------------------

(1) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  31

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 32 Janus Growth and Income Fund prospectus addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  33

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 34 Janus Growth and Income Fund prospectus specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  35
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 36  Janus Growth and Income Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005




                             JANUS HIGH-YIELD FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus High-Yield Fund....................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    6
       General portfolio policies...............................    7
       Risks....................................................   10
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Redemption fee...........................................   17
       Excessive trading........................................   18
       Shareholder account policies.............................   22

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   24
       Management expenses......................................   25
       Investment personnel.....................................   25

    OTHER INFORMATION...........................................   26

    DISTRIBUTIONS AND TAXES.....................................   29

    FINANCIAL HIGHLIGHTS........................................   32

    GLOSSARY OF INVESTMENT TERMS................................   33

    EXPLANATION OF RATING CATEGORIES............................   39


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

   Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
   JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

   The Fund's Trustees may change these objectives or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

 2  Janus High-Yield Fund prospectus

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

   The Fund may invest without limit in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                          Risk/return summary  3

   JANUS HIGH-YIELD FUND

      Annual returns for calendar years ended 12/31
                               23.99%  15.47%  0.97%  5.54%  2.50%  4.59%  2.56%  16.04%  9.42%
                                1996    1997   1998   1999   2000   2001   2002    2003   2004

      Best Quarter:  1st-1996 7.34%    Worst Quarter:  3rd-1998 (5.76)%

                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years     (12/29/95)
    Janus High-Yield Fund
      Return Before Taxes                                   9.42%    6.90%         8.75%
      Return After Taxes on Distributions                   6.83%    3.99%         5.27%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                      6.03%    4.05%         5.30%
    Lehman Brothers High-Yield Bond Index(2)               11.13%    6.97%         6.97%
      (reflects no deduction for expenses, fees or taxes)
                                                           -------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus High-Yield Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed)........................  2.00%(1)
   Exchange fee................................................   None(2)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus High-Yield Fund                                    0.55%       0.29%           0.84%

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (2) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.

  EXAMPLE:
  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus High-Yield Fund                                    $86      $268      $466      $1,037

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

   The portfolio manager may vary the average-weighted effective maturity of a portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risk.

3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE FUND'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its

 6  Janus High-Yield Fund prospectus
   duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Rating Service ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in bonds and other fixed-income securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are

                                    Principal investment strategies and risks  7
   otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in high-yield/high-risk bonds. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - domestic and foreign equity securities

   - other debt securities

   - pass-through securities including mortgage- and asset-backed securities (without limit) and mortgage dollar rolls

   - zero coupon, pay-in-kind and step coupon securities (without limit)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of

 8  Janus High-Yield Fund prospectus
   quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign debt and equity securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel

                                    Principal investment strategies and risks  9
   believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   The Fund has historically had relatively high portfolio turnover due to the nature of the securities in which the Fund invests. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's.

 10  Janus High-Yield Fund prospectus

   The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Because the Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the

                                   Principal investment strategies and risks  11

     Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

6. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

 12  Janus High-Yield Fund prospectus

                             JANUS HIGH-YIELD FUND
                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 14  Janus High-Yield Fund prospectus
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                                         Shareholder's guide  15
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from the Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

 16  Janus High-Yield Fund prospectus

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from JANUS HIGH-YIELD FUND held for three months or less may be subject to the Fund's 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational

                                                         Shareholder's guide  17
   requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely

 18  Janus High-Yield Fund prospectus
   eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

                                                         Shareholder's guide  19
   excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its

 20  Janus High-Yield Fund prospectus

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

                                                         Shareholder's guide  21

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure

 22  Janus High-Yield Fund prospectus
   of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 24  Janus High-Yield Fund prospectus
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                   Average Daily      Annual Management
                                                    Net Assets            Fee Rate
Fund Name                                             of Fund         Percentage (%)(1)
---------------------------------------------------------------------------------------
                                                        First $300
   Janus High-Yield Fund                                   Million          0.65
                                                 Over $300 Million          0.55
---------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected. In addition, Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until March 1, 2006. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.

   For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.67% based upon the Fund's average daily net assets.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus High-Yield
     Fund. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado.

                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objectives. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 26  Janus High-Yield Fund prospectus
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  27

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28  Janus High-Yield Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

   Income dividends for the Fund are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Fund or its agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Fund or its agent. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details. Capital gains, if any, are declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should

                                                     Distributions and taxes  29
   consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is

 30  Janus High-Yield Fund prospectus
   important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                   2004        2003        2002       2001(1)       2000
 NET ASSET VALUE, BEGINNING OF PERIOD              $9.55       $8.82       $9.28       $9.84       $10.03
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.67        0.64        0.65        0.78         0.86
 Net gain/(loss) on securities (both realized
  and unrealized)                                   0.31        0.72      (0.46)      (0.57)       (0.19)
 Total from investment operations                   0.98        1.36        0.19        0.21         0.67
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.67)      (0.64)      (0.65)      (0.78)(2)    (0.86)(2)
 Distributions (from capital gains)                   --          --          --          --           --
 Redemption fees                                      --(3)     0.01          --(3)     0.01           --(3)
 Total distributions and other                    (0.67)      (0.63)      (0.65)      (0.77)       (0.86)
 NET ASSET VALUE, END OF PERIOD                    $9.86       $9.55       $8.82       $9.28        $9.84
 Total return                                     10.62%      16.00%       1.97%       2.23%        6.72%
 Net assets, end of period (in millions)            $558        $768        $573        $409         $300
 Average net assets for the period (in millions)    $583        $842        $491        $382         $286
 Ratio of gross expenses to average net
  assets(4)                                        0.96%       0.95%       0.96%       1.03%        1.03%(5)
 Ratio of net expenses to average net assets       0.96%       0.95%       0.96%       0.99%        1.00%
 Ratio of net investment income/(loss) to
  average net assets                               6.96%       6.90%       7.02%       8.04%        8.43%
 Portfolio turnover rate                            133%        203%        161%        358%         295%
---------------------------------------------------------------------------------------------------------

(1) Certain prior year amounts have been reclassified to conform to current year presentation.
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5) The ratio was 1.05% in 2000 before waiver of certain fees incurred by the Fund.

 32  Janus High-Yield Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks;

                                                Glossary of investment terms  33
   warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be

 34  Janus High-Yield Fund prospectus
   backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

                                                Glossary of investment terms  35

   STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date

 36  Janus High-Yield Fund prospectus
   of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

                                                Glossary of investment terms  37

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 38  Janus High-Yield Fund prospectus

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

                                            Explanation of rating categories  39

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper-medium grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

 40  Janus High-Yield Fund prospectus

SECURITIES HOLDINGS BY RATING CATEGORY

   During the fiscal year ended October 31, 2004, the percentage of securities holdings for the Fund by rating category based upon a weighted monthly average was:

          JANUS HIGH-YIELD FUND
          --------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                            0.0%
           AA                                                             0.0%
           A                                                              0.0%
           BBB                                                            0.0%
           BB                                                            22.0%
           B                                                             49.0%
           CCC                                                           12.0%
           CC                                                             0.0%
           C                                                              0.0%
           Not Rated                                                      8.9%
           Preferred Stock                                                0.6%
           Cash and Options                                               7.5%
           TOTAL                                                        100.0%
          --------------------------------------------------------------------

                                            Explanation of rating categories  41

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 42

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                                                                              43

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 44

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                               JANUS MERCURY FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Mercury Fund.......................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder account policies.............................   21

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   23
       Management expenses......................................   24
       Investment personnel.....................................   24

    OTHER INFORMATION...........................................   25

    DISTRIBUTIONS AND TAXES.....................................   28

    FINANCIAL HIGHLIGHTS........................................   30

    GLOSSARY OF INVESTMENT TERMS................................   31

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS MERCURY FUND

   Janus Mercury Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MERCURY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2  Janus Mercury Fund prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS MERCURY FUND

      Annual returns for calendar years ended 12/31
              33.01%  17.67%  11.88%  58.41%  96.23%  (22.75)%  (29.78)%  (29.00)%  32.11%  10.77%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30)%

                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (5/3/93)
    Janus Mercury Fund
      Return Before Taxes                       10.77%   (10.84)%    11.86%        13.23%
      Return After Taxes on Distributions       10.72%   (11.47)%     9.57%        11.17%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   7.00%    (9.02)%     9.26%        10.75%
    Russell 1000(R) Growth Index(2)              6.30%    (9.29)%     9.59%         9.05%
      (reflects no deduction for expenses,
        fees or taxes)
    S&P 500(R) Index(3)                         10.88%    (2.30)%    12.07%        11.08%
      (reflects no deduction for expenses,
        fees or taxes)
                                                ------------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Mercury Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                     Management    Other     Total Annual Fund
                                                        Fee       Expenses   Operating Expenses
  Janus Mercury Fund                                   0.64%       0.32%           0.96%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 Year    3 Years   5 Years   10 Years
                                                          --------------------------------------
  Janus Mercury Fund                                        $98      $306      $531      $1,178

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Mercury Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in common stocks. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

                                    Principal investment strategies and risks  7

   - other domestic and foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new

 8  Janus Mercury Fund prospectus
   product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 10  Janus Mercury Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of

                                   Principal investment strategies and risks  11
   these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12  Janus Mercury Fund prospectus

                               JANUS MERCURY FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 14  Janus Mercury Fund prospectus
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                                         Shareholder's guide  15
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

 16  Janus Mercury Fund prospectus
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

                                                         Shareholder's guide  17
   intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

 18  Janus Mercury Fund prospectus
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

                                                         Shareholder's guide  19
   valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

 20  Janus Mercury Fund prospectus
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

                                                         Shareholder's guide  21

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 22  Janus Mercury Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

                                                      Management of the Fund  23
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Mercury Fund                               All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

DAVID J. CORKINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Mercury Fund, which he has managed since February 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

 24  Janus Mercury Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

                                                           Other information  25
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

 26  Janus Mercury Fund prospectus

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

 28  Janus Mercury Fund prospectus
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS MERCURY FUND
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $18.14       $14.92        $19.14        $40.59       $35.65
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(1)        --(1)         --(1)       0.04         0.03
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.34         3.22        (4.18)       (17.05)         8.18
 Total from investment operations                  1.34         3.22        (4.18)       (17.01)         8.21
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --        (0.04)        (0.03)           --
 Distributions (from capital gains)                  --           --            --        (4.41)       (3.27)
 Total distributions                                 --           --        (0.04)        (4.44)       (3.27)
 NET ASSET VALUE, END OF PERIOD                  $19.48       $18.14        $14.92        $19.14       $40.59
 Total return                                     7.39%       21.58%      (21.88)%      (46.21)%       22.99%
 Net assets, end of period (in millions)         $4,472       $5,282        $5,034        $7,910      $16,348
 Average net assets for the period (in
  millions)                                      $5,007       $5,089        $6,784       $11,243      $15,904
 Ratio of gross expenses to average net
  assets(2)                                       0.97%        0.96%         0.94%         0.89%        0.89%
 Ratio of net expenses to average net assets      0.97%        0.95%         0.92%         0.88%        0.88%
 Ratio of net investment income/(loss) to
  average net assets                            (0.26)%      (0.31)%       (0.07)%         0.16%        0.08%
 Portfolio turnover rate                            43%          54%           97%           83%          71%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 30  Janus Mercury Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  31
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 32  Janus Mercury Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  33
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 34  Janus Mercury Fund prospectus
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  35

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 36

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

(JANUS LOGO)

                        This Prospectus describes the Janus Mid Cap Value Fund (the "Fund"), a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Mid Cap Value Fund - Investor Shares...............    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................   10
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder account policies.............................   21

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   23
       Management expenses......................................   24
       Subadviser...............................................   24
       Investment personnel.....................................   25

    OTHER INFORMATION...........................................   26

    DISTRIBUTIONS AND TAXES.....................................   30

    FINANCIAL HIGHLIGHTS........................................   32

    GLOSSARY OF INVESTMENT TERMS................................   34

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund invests primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2004, they ranged from approximately $631 million to $33.8 billion.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

 2  Janus Mid Cap Value Fund prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares.

   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                          Risk/return summary  3

   JANUS MID CAP VALUE FUND - INVESTOR SHARES

      Annual returns for periods ended 12/31
                                          21.56%  27.34%  20.52%  (13.09)%  39.33%  18.36%
                                           1999    2000    2001     2002     2003   2004

      Best Quarter:  4th-2001 21.28%    Worst Quarter:  3rd-2002 (17.66)%

                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (8/12/98)
    Janus Mid Cap Value Fund - Investor Shares
      Return Before Taxes                                  18.36%   17.08%        19.13%
      Return After Taxes on Distributions                  16.26%   15.86%        17.42%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     13.30%   14.44%        16.02%
    Russell Midcap(R) Value Index(2)                       23.71%   13.48%        11.38%
      (reflects no deduction for expenses, fees or taxes)
                                                           -------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2004 and for Berger Mid Cap Value Fund - Investor Shares for the periods prior to April 21, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Mid Cap Value Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Mid Cap Value Fund - Investor Shares               0.64%       0.30%(1)        0.94%

 (1) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Mid Cap Value Fund - Investor Shares              $ 96      $300      $520      $1,155

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   The Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large

 6 Janus Mid Cap Value Fund prospectus
   changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

5. HOW DO THE FUND'S INVESTMENT PERSONNEL DETERMINE THAT A COMPANY MAY BE UNDERVALUED?

   A company may be undervalued when, in the opinion of the Fund's investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in

                                    Principal investment strategies and risks  7
   cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under

 8 Janus Mid Cap Value Fund prospectus
   procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable

                                    Principal investment strategies and risks  9
   capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by

 10 Janus Mid Cap Value Fund prospectus
     currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

                                   Principal investment strategies and risks  11

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12 Janus Mid Cap Value Fund prospectus

                            JANUS MID CAP VALUE FUND
                                INVESTOR SHARES
                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 14  Janus Mid Cap Value Fund prospectus
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                       Shareholder's guide - Investor Shares  15
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

 16  Janus Mid Cap Value Fund prospectus
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

                                       Shareholder's guide - Investor Shares  17
   intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

 18  Janus Mid Cap Value Fund prospectus
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

                                       Shareholder's guide - Investor Shares  19
   valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

 20  Janus Mid Cap Value Fund prospectus
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

                                       Shareholder's guide - Investor Shares  21

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 22  Janus Mid Cap Value Fund prospectus

Management of the Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of its investment portfolio and Janus Capital provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You

                                                      Management of the Fund  23
   may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. The Fund pays Perkins a subadvisory fee directly for managing the Fund.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Mid Cap Value Fund                         All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER

   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund, and has served in such capacity since the Fund's inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

 24  Janus Mid Cap Value Fund prospectus

INVESTMENT PERSONNEL

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

                                                      Management of the Fund  25

Other information
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Institutional Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior

 26 Janus Mid Cap Value Fund prospectus

   Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf

                                                           Other information  27
   of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information

 28 Janus Mid Cap Value Fund prospectus
   about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  29

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

 30  Janus Mid Cap Value Fund prospectus
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

   The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31.

 32 Janus Mid Cap Value Fund prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES(1)
---------------------------------------------------------------------------------------------------------------
                                                  Year or Period                          Years ended
                                                 ended October 31                        September 30
                                          2004        2003(2)      2003(3)       2002         2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD    $18.94       $15.15       $13.71        $14.30      $14.43      $12.17
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.10         0.03         0.03          0.02        0.06        0.08
 Net gain/(loss) on securities (both
  realized and unrealized)                 3.28         3.76         1.44        (0.23)        1.27        3.46
 Total from investment operations          3.38         3.79         1.47        (0.21)        1.33        3.54
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)  (0.10)           --       (0.03)        (0.03)      (0.10)      (0.04)
 Distributions (from capital gains)          --           --           --        (0.35)      (1.36)      (1.24)
 Total distributions                     (0.10)           --       (0.03)        (0.38)      (1.46)      (1.28)
 NET ASSET VALUE, END OF PERIOD          $22.22       $18.94       $15.15        $13.71      $14.30      $14.43
 Total return(4)                         17.92%(5)    25.02%       10.73%       (1.96)%       9.70%      31.11%
 Net assets, end of period (in
  millions)                              $2,979       $1,494       $1,034          $782        $149         $33
 Average net assets for the period (in
  millions)                              $2,245       $1,262         $962           N/A         N/A         N/A
 Ratio of gross expenses to average net
  assets(6)(7)(8)                         0.94%        1.08%        1.14%(9)      1.17%       1.22%       1.59%
 Ratio of net expenses to average net
  assets(6)(7)                            0.94%        1.08%        1.14%           N/A         N/A         N/A
 Ratio of net investment income/(loss)
  to average net assets(7)                0.56%        0.45%        0.44%         0.28%       0.78%       0.72%
 Portfolio turnover rate(7)                 91%          97%          94%           65%        116%        129%
---------------------------------------------------------------------------------------------------------------

 (1) Berger Mid Cap Value Fund prior to reorganization.
 (2) May 1, 2003 through October 31, 2003.
 (3) October 1, 2002 through April 30, 2003.
 (4) Total return is not annualized for periods of less than one full year.
 (5) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
 (6) Certain prior year amounts have been reclassified to conform to current year presentation.
 (7) Annualized for periods of less than one full year.
 (8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
 (9) The ratio was 1.17% in 2003 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 34  Janus Mid Cap Value Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  35

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 36  Janus Mid Cap Value Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  37
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 38  Janus Mid Cap Value Fund prospectus

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                               JANUS OLYMPUS FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Olympus Fund.......................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Excessive trading........................................   17
       Shareholder account policies.............................   21

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   23
       Management expenses......................................   24
       Investment personnel.....................................   24

    OTHER INFORMATION...........................................   25

    DISTRIBUTIONS AND TAXES.....................................   28

    FINANCIAL HIGHLIGHTS........................................   30

    GLOSSARY OF INVESTMENT TERMS................................   31


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

   Janus Olympus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OLYMPUS FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2  Janus Olympus Fund prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS OLYMPUS FUND

      Annual returns for calendar years ended 12/31
                   21.73%  26.73%  56.97%  100.12%  (21.63)%  (32.05)%  (28.19)%  31.65%  8.74%
                    1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29)%

                                      Average annual total return for periods ended 12/31/04
                                      ------------------------------------------------------
                                                                             Since Inception
                                                         1 year   5 years      (12/29/95)
    Janus Olympus Fund
      Return Before Taxes                                 8.74%   (11.35)%       11.44%
      Return After Taxes on Distributions                 8.74%   (11.45)%       11.04%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    5.68%    (9.29)%       10.02%
    Russell 1000(R) Growth Index(2)                       6.30%    (9.29)%        6.89%
      (reflects no deduction for expenses, fees or
        taxes)
    S&P 500(R) Index(3)                                  10.88%    (2.30)%        9.54%
      (reflects no deduction for expenses, fees or
        taxes)
                                                         ---------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Olympus Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Olympus Fund                                       0.64%       0.38%           1.02%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Olympus Fund                                      $104      $325      $563      $1,248

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Olympus Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in common stocks. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

                                    Principal investment strategies and risks  7

   - other domestic and foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new

 8  Janus Olympus Fund prospectus
   product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 10  Janus Olympus Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of

                                   Principal investment strategies and risks  11
   these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12  Janus Olympus Fund prospectus

                               JANUS OLYMPUS FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 14  Janus Olympus Fund prospectus
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                                         Shareholder's guide  15
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

 16  Janus Olympus Fund prospectus
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

                                                         Shareholder's guide  17
   intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

 18  Janus Olympus Fund prospectus
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

                                                         Shareholder's guide  19
   valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

 20  Janus Olympus Fund prospectus
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

                                                         Shareholder's guide  21

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 22  Janus Olympus Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

                                                      Management of the Fund  23
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Olympus Fund                               All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

CLAIRE YOUNG
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms. Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.

 24  Janus Olympus Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

                                                           Other information  25
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

 26  Janus Olympus Fund prospectus

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

 28  Janus Olympus Fund prospectus
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS OLYMPUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $25.22       $20.60        $24.59        $50.50      $40.87
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)       0.13        0.21
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.08         4.62        (3.88)       (25.42)       11.21
 Total from investment operations                   1.08         4.62        (3.88)       (25.29)       11.42
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --        (0.11)        (0.23)      (0.01)
 Distributions (from capital gains)                   --           --            --        (0.39)      (1.78)
 Total distributions                                  --           --        (0.11)        (0.62)      (1.79)
 NET ASSET VALUE, END OF PERIOD                   $26.30       $25.22        $20.60        $24.59      $50.50
 Total return                                      4.28%(2)    22.38%      (15.89)%      (50.61)%      28.05%
 Net assets, end of period (in millions)          $2,360       $2,772        $2,136        $3,074      $7,696
 Average net assets for the period (in
  millions)                                       $2,576       $2,379        $2,883        $4,767      $7,594
 Ratio of gross expenses to average net
  assets(3)                                        1.03%        0.99%         0.94%         0.91%       0.91%
 Ratio of net expenses to average net assets       1.03%        0.98%         0.91%         0.89%       0.90%
 Ratio of net investment income/(loss) to
  average net assets                             (0.36)%      (0.14)%       (0.13)%         0.34%       0.51%
 Portfolio turnover rate                             76%          84%           90%          118%         96%
-------------------------------------------------------------------------------------------------------------

(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 30  Janus Olympus Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  31
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 32  Janus Olympus Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  33
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 34  Janus Olympus Fund prospectus
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  35

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 36

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                                JANUS ORION FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Orion Fund.........................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   16
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Excessive trading........................................   18
       Shareholder account policies.............................   22

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   24
       Management expenses......................................   25
       Investment personnel.....................................   25

    OTHER INFORMATION...........................................   26

    DISTRIBUTIONS AND TAXES.....................................   29

    FINANCIAL HIGHLIGHTS........................................   31

    GLOSSARY OF INVESTMENT TERMS................................   32


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS ORION FUND

   Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2  Janus Orion Fund prospectus

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS ORION FUND

      Annual returns for calendar years ended 12/31
                                                    (14.69)%  (29.77)%  43.81%  14.90%
                                                      2001      2002     2003   2004

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%

                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (6/30/00)
    Janus Orion Fund
      Return Before Taxes                                         14.90%       (7.73)%
      Return After Taxes on Distributions                         14.90%       (7.75)%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                                  9.69%       (6.43)%
    Russell 3000(R) Growth Index(2)                                6.93%      (10.59)%
      (reflects no deduction for expenses, fees or taxes)
    S&P 500(R) Index(3)                                           10.88%       (2.46)%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 3000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Orion Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Orion Fund                                         0.64%       0.44%           1.08%

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 Year    3 Years   5 Years   10 Years
                                                      --------------------------------------
  Janus Orion Fund                                     $110      $343      $595      $1,317

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Orion Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in common stocks. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

                                    Principal investment strategies and risks  7

   - other domestic and foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new

 8  Janus Orion Fund prospectus
   product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?

   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.

2. WHAT IS "INDUSTRY RISK?"

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

 10  Janus Orion Fund prospectus

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

                                   Principal investment strategies and risks  11

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

6. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

7. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet

 12  Janus Orion Fund prospectus
   established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  13

                                JANUS ORION FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  15
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

 16  Janus Orion Fund prospectus
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

                                                         Shareholder's guide  17
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases

 18  Janus Orion Fund prospectus
   and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

                                                         Shareholder's guide  19

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value

 20  Janus Orion Fund prospectus
   securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a

                                                         Shareholder's guide  21

   15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial

 22  Janus Orion Fund prospectus
   intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 24  Janus Orion Fund prospectus
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Orion Fund                                 All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

RON SACHS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Orion Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 26  Janus Orion Fund prospectus
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  27

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28  Janus Orion Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  29
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 30  Janus Orion Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

JANUS ORION FUND
--------------------------------------------------------------------------------------------------------------
                                                               Years or Period ended October 31
                                                 2004         2003          2002          2001        2000(1)
 NET ASSET VALUE, BEGINNING OF PERIOD             $5.64        $4.33         $5.21         $8.81        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(2)        --(2)         --(2)         --(2)       0.02
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.61         1.31        (0.88)        (3.58)        (1.21)
 Total from investment operations                  0.61         1.31        (0.88)        (3.58)        (1.19)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --            --        (0.02)            --
 Distributions (from capital gains)                  --           --            --            --            --
 Total distributions                                 --           --            --        (0.02)            --
 NET ASSET VALUE, END OF PERIOD                   $6.25        $5.64         $4.33         $5.21         $8.81
 Total return(3)                                 10.82%(4)    29.95%      (16.70)%      (40.69)%      (11.90)%
 Net assets, end of period (in millions)           $530         $514          $421          $602        $1,128
 Average net assets for the period (in
  millions)                                        $540         $431          $562          $762        $1,087
 Ratio of gross expenses to average net
  assets(5)(6)                                    1.09%        1.10%         1.09%         1.06%         1.14%
 Ratio of net expenses to average net
  assets(5)                                       1.08%        1.08%         1.04%         1.03%         1.12%
 Ratio of net investment income/(loss) to
  average net assets                            (0.05)%      (0.43)%       (0.30)%       (0.06)%         0.82%
 Portfolio turnover rate(5)                         69%          72%          161%          206%           35%
--------------------------------------------------------------------------------------------------------------

(1) Fiscal period from June 30, 2000 (inception) through October 31, 2000.
(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.
(3) Total return is not annualized for periods of less than one full year.
(4) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(5) Annualized for periods of less than one full year.
(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  31

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 32  Janus Orion Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  33

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 34  Janus Orion Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  35
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 36  Janus Orion Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                              JANUS OVERSEAS FUND
                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Overseas Fund......................................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       General portfolio policies...............................    8
       Risks....................................................   10
       Frequently asked questions about certain risks...........   11

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   16
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Redemption fee...........................................   18
       Excessive trading........................................   19
       Shareholder account policies.............................   23

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   25
       Management expenses......................................   26
       Investment personnel.....................................   27

    OTHER INFORMATION...........................................   28

    DISTRIBUTIONS AND TAXES.....................................   31

    FINANCIAL HIGHLIGHTS........................................   33

    GLOSSARY OF INVESTMENT TERMS................................   34

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

   Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OVERSEAS FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

 2  Janus Overseas Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.

                                                          Risk/return summary  3

   JANUS OVERSEAS FUND

      Annual returns for calendar years ended 12/31
              22.05%  28.83%  18.25%  16.03%  86.06%  (18.57)%  (23.11)%  (23.89)%  36.79%  18.58%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82)%

                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/2/94)
    Janus Overseas Fund
      Return Before Taxes                        18.58%   (5.02)%    11.99%        11.25%
      Return After Taxes on Distributions        18.50%   (5.66)%    11.30%        10.61%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   12.39%   (4.37)%    10.45%         9.81%
    Morgan Stanley Capital International
      EAFE(R) Index(2)                           20.25%   (1.13)%     5.62%         5.25%
      (reflects no deduction for expenses, fees
        or taxes)
    Morgan Stanley Capital International
      EAFE(R) Growth Index(3)                    16.12%   (6.03)%     3.15%         2.85%(4)
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.
   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia and the Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.
   (4) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2004 for the MSCI EAFE(R) Growth Index.

 4  Janus Overseas Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed)........................  2.00%(1)
   Exchange fee................................................   None(2)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Overseas Fund                                      0.64%       0.28%           0.92%

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (2) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year    3 Years   5 Years   10 Years
                                                            --------------------------------------
  Janus Overseas Fund                                         $94      $293      $509      $1,131

 6  Janus Overseas Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in foreign equity securities. To a limited extent, the Fund may also invest in other types of foreign and domestic securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the

 8  Janus Overseas Fund prospectus

   Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - domestic equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                    Principal investment strategies and risks  9

   Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

 10  Janus Overseas Fund prospectus

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

                                   Principal investment strategies and risks  11

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value

 12  Janus Overseas Fund prospectus
   the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  13

                              JANUS OVERSEAS FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  15
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

 16  Janus Overseas Fund prospectus
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from the Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

                                                         Shareholder's guide  17

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational

 18  Janus Overseas Fund prospectus
   requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely

                                                         Shareholder's guide  19
   eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

 20  Janus Overseas Fund prospectus
   excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its

                                                         Shareholder's guide  21

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

 22  Janus Overseas Fund prospectus

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure

                                                         Shareholder's guide  23
   of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 24  Janus Overseas Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

                                                      Management of the Fund  25
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Overseas Fund                              All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

 26  Janus Overseas Fund prospectus

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Overseas
     Fund, for which he has served as Co-Manager or Manager since January
     2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGER

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Overseas Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First
     Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.

                                                      Management of the Fund  27

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 28  Janus Overseas Fund prospectus
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  29

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 30  Janus Overseas Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  31
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32  Janus Overseas Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS OVERSEAS FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2004        2003         2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $19.50      $15.44        $18.44        $33.44      $25.35
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.18        0.24          0.15          0.28        0.01
 Net gain/(loss) on securities (both realized
  and unrealized)                                  2.18        3.98        (3.05)       (11.42)        8.22
 Total from investment operations                  2.36        4.22        (2.90)       (11.14)        8.23
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.24)      (0.16)        (0.10)        (0.20)          --
 Distributions (from capital gains)                  --          --            --        (3.66)      (0.14)
 Redemption fees                                     --(1)       --(1)        N/A           N/A         N/A
 Total distributions and other                   (0.24)      (0.16)        (0.10)        (3.86)      (0.14)
 NET ASSET VALUE, END OF PERIOD                  $21.62      $19.50        $15.44        $18.44      $33.44
 Total return                                    12.24%(2)   27.62%      (15.78)%      (37.09)%      32.59%
 Net assets, end of period (in millions)         $2,090      $2,811        $3,243        $4,989      $9,380
 Average net assets for the period (in
  millions)                                      $2,497      $2,898        $4,446        $6,946      $9,863
 Ratio of gross expenses to average net
  assets(3)                                       0.93%       0.94%         0.91%         0.87%       0.89%
 Ratio of net expenses to average net assets      0.93%       0.94%         0.89%         0.85%       0.88%
 Ratio of net investment income/(loss) to
  average net assets                              0.72%       1.21%         0.69%         0.77%       0.22%
 Portfolio turnover rate                            58%        104%           63%           65%         62%
-----------------------------------------------------------------------------------------------------------

(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

                                                        Financial highlights  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 34  Janus Overseas Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  35

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 36  Janus Overseas Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  37
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 38  Janus Overseas Fund prospectus

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

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005


                              JANUS RESEARCH FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Research Fund......................................    2
    FEES AND EXPENSES...........................................    4
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    5
       General portfolio policies...............................    6
       Risks....................................................    9
       Frequently asked questions about certain risks...........    9
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   13
       Purchases................................................   14
       Tax-deferred accounts....................................   15
       Exchanges................................................   15
       Redemptions..............................................   16
       Excessive trading........................................   16
       Shareholder account policies.............................   20
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   22
       Management expenses......................................   23
       Investment personnel.....................................   23
    OTHER INFORMATION...........................................   24
    DISTRIBUTIONS AND TAXES.....................................   27
    FINANCIAL HIGHLIGHTS........................................   29
    GLOSSARY OF INVESTMENT TERMS................................   30

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS RESEARCH FUND

   Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS RESEARCH FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies anywhere in the world.

   A team of investment professionals consisting of equity research analysts (the "Research Team") selects investments for the Fund which represent their high conviction investment ideas in all market capitalizations, styles and geographies. Members of the Research Team base their buy and sell recommendations on rigorous fundamental research. Buy recommendations are made when a team member has high conviction that an investment will appreciate over time. Sell recommendations are made when the research analyst who follows the particular stock no longer has high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if the research analyst believes another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

   Janus Capital's Director of Research oversees the investment process and determines if an investment opportunity is consistent with the Fund's investment policies. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

 2  Janus Research Fund prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until February 25, 2005, there is no performance information available for this Fund. Performance history will be available after the Fund has been in operation for one calendar year. The performance of this Fund will be compared to the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index will be the Fund's secondary benchmark index.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                         Management      Other        Total Annual Fund     Expense      Net Annual Fund
                            Fee       Expenses(1)   Operating Expenses(2)   Waivers   Operating Expenses(2)
  Janus Research Fund      0.64%         0.83%              1.47%            0.22%            1.25%

 (1) Since the Fund had not commenced operations as of October 31, 2004, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
 (2) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to a certain limit until at least March 1, 2006. The expense waivers shown reflect the application of such limit. The expense waivers are detailed in the Statement of Additional Information.
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 Year    3 Years
                                                                -----------------
  Janus Research Fund                                            $150      $465

 4  Janus Research Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks in which members of the Research Team have a high level of conviction will appreciate in value. Each member of the Research Team generally takes a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Members of the Research Team make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the Research Team's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks or if the Research Team finds a better investment opportunity. The Fund may also sell holdings to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  5

3. WHAT IS A "SPECIAL SITUATION"?

   The Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Fund does not emphasize companies of any particular size.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   WAITING PERIOD
   The Fund is subject to a waiting period policy. Pursuant to the policy, the Fund may be subject to a waiting period prior to purchases or sales of securities in order to attempt to provide equitable dissemination of the Research Team's ideas to other Janus fund investment personnel. A waiting period may not be applicable where the idea is already disseminated among other Janus fund investment personnel. Any waiting period may adversely affect the purchase or sale price of a security, due to the time delay. This may, in turn, affect the return on your investment in the Fund.

 6  Janus Research Fund prospectus

   CASH POSITION
   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic and foreign equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

                                    Principal investment strategies and risks  7

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment

 8  Janus Research Fund prospectus
   style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

                                    Principal investment strategies and risks  9

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit

 10  Janus Research Fund prospectus
   ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  11

                              JANUS RESEARCH FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  13
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through

 14  Janus Research Fund prospectus
   certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month

                                                         Shareholder's guide  15
     period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded

 16  Janus Research Fund prospectus
   through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

                                                         Shareholder's guide  17

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value

 18  Janus Research Fund prospectus
   securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a

                                                         Shareholder's guide  19

   15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial

 20  Janus Research Fund prospectus
   intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  21

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 22  Janus Research Fund prospectus
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Research Fund                              All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until March 1, 2006. Application of any expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.

INVESTMENT PERSONNEL
RESEARCH TEAM
--------------------------------------------------------------------------------
     The Research Team selects investments for Janus Research Fund. The names of all Research Team members are available on www.janus.com. Janus' Director of Research, James P. Goff, leads the team and is responsible for day-to-day operations of the Fund. Mr. Goff holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. He was portfolio manager of Janus Enterprise Fund from its inception in September 1992 until February 2002 and co-managed Janus Venture Fund from December 1993 until February 1997. Previously, Mr. Goff was a Janus research analyst from July 1988 to September 1992. He has earned the right to use the Chartered Financial Analyst designation.

                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 24  Janus Research Fund prospectus
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  25

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 26  Janus Research Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  27
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 28  Janus Research Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   No financial highlights are presented for the Fund because it did not commence operations until February 25, 2005.

                                                        Financial highlights  29

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 30  Janus Research Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  31

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 32  Janus Research Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  33
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 34  Janus Research Fund prospectus

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                                                                              35

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 36

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

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report (as they become available), free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  [JANUS LOGO]
                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                         JANUS RISK-MANAGED STOCK FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Risk-Managed Stock Fund............................    2
    FEES AND EXPENSES...........................................    5
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........    9
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   13
       Purchases................................................   14
       Tax-deferred accounts....................................   15
       Exchanges................................................   15
       Redemptions..............................................   16
       Redemption fee...........................................   16
       Excessive trading........................................   17
       Shareholder account policies.............................   21
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   23
       Management expenses......................................   24
       Subadviser...............................................   24
       Investment personnel.....................................   25
    OTHER INFORMATION...........................................   28
    DISTRIBUTIONS AND TAXES.....................................   31
    FINANCIAL HIGHLIGHTS........................................   33
    GLOSSARY OF INVESTMENT TERMS................................   34

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

   Janus Risk-Managed Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS RISK-MANAGED STOCK FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. The primary aim of the strategy is to outperform the Fund's benchmark index.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing a portfolio in this manner and continually rebalancing that portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

 2  Janus Risk-Managed Stock Fund prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction as the benchmark does not result in selecting stocks with continuing volatility or the same tendency to move in the same or opposite direction as the benchmark, as anticipated, the Fund may not outperform the benchmark index.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first full calendar year of operations. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                          Risk/return summary  3

JANUS RISK-MANAGED STOCK FUND

      Annual returns for calendar years ended 12/31
                                                                          17.68%
                                                                          2004

      Best Quarter:  4th-2004 9.51%    Worst Quarter:  3rd-2004 0.00%

                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/28/03)
    Janus Risk-Managed Stock Fund
      Return Before Taxes                                         17.68%       26.90%
      Return After Taxes on Distributions                         16.46%       25.73%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                                 12.22%       22.69%
    S&P 500(R) Index(2)                                           10.88%       24.12%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------

   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Risk-Managed Stock Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed)........................  2.00%(1)
   Exchange fee................................................   None(2)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                         Management    Other     Total Annual Fund
                                                            Fee       Expenses   Operating Expenses
  Janus Risk-Managed Stock Fund                            0.50%(3)    0.48%(4)        0.98%

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (2) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.
 (3) Janus Capital's voluntary waiver of the Fund's management fee terminated June 25, 2004.
 (4) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Risk-Managed Stock Fund                           $100      $312      $542      $1,201

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical process.

   The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

   - selecting stocks primarily from stocks within the Fund's benchmark;

   - periodically determining an optimal weighting of the stocks and rebalancing to the optimal weighting; and

   - monitoring the total risk and volatility of the Fund's holdings with respect to the benchmark index.

   INTECH seeks to outperform the Fund's benchmark index through its mathematical process. INTECH seeks to identify stocks for the Fund's portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

   The Fund may use exchange traded funds, as well as futures, options and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

 6  Janus Risk-Managed Stock Fund prospectus

2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in common stocks within its benchmark index. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however they may not achieve the Fund's objective. These securities and strategies may include:

   - other domestic and foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

                                    Principal investment strategies and risks  7

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a

 8 Janus Risk-Managed Stock Fund prospectus comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   The rebalancing technique used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Fund's benchmark index, as determined by INTECH's mathematical process.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

                                    Principal investment strategies and risks  9

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - currency risk

   - political and economic risk

   - regulatory risk

   - market risk

   - transaction costs

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

 10  Janus Risk-Managed Stock Fund prospectus

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   The Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

                                   Principal investment strategies and risks  11

                         JANUS RISK-MANAGED STOCK FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       (JANUS LOGO)

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  13
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

 14 Janus Risk-Managed Stock Fund prospectus refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from the Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

                                                         Shareholder's guide  15

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational

 16 Janus Risk-Managed Stock Fund prospectus requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely

                                                         Shareholder's guide  17
   eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

 18 Janus Risk-Managed Stock Fund prospectus excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its

                                                         Shareholder's guide  19

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

 20  Janus Risk-Managed Stock Fund prospectus

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure

                                                         Shareholder's guide  21
   of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 22  Janus Risk-Managed Stock Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Enhanced Investment Technologies, LLC ("INTECH") is responsible for the day-to-day management of its investment portfolio and Janus Capital provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You

                                                      Management of the Fund  23
   may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its management fee for managing the Fund.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Risk-Managed Stock Fund                    All Asset Levels          0.50
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER

   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.

 24  Janus Risk-Managed Stock Fund prospectus

INVESTMENT PERSONNEL

INTECH

   No one person of the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

                                                      Management of the Fund  25

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH

   The following chart shows the historical performance of the INTECH Large Cap Core Aggressive Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Risk-Managed Stock Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) Index as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core Aggressive version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.

   As of December 31, 2004, the INTECH Large Cap Core Aggressive Composite consisted of 4 advisory accounts, including 3 mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Aggressive Composite were approximately $942.9 million. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Aggressive Composite. As of December 31, 2004, the INTECH Large Cap Core Composite consisted of 34 advisory accounts. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $7.4 billion. All accounts that have investment objectives, policies and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.

   The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Risk-Managed Stock Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composites were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. Except for the mutual fund accounts, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by

 26 Janus Risk-Managed Stock Fund prospectus mutual funds, including Janus Risk-Managed Stock Fund. If these fees and expenses were included, returns would be lower.

                                                   Average annual total returns for periods ended 12/31/04
                                                   -------------------------------------------------------
                                                                                     Since      Inception
                                                  1 Year    5 Years    10 Years    Inception     Date(1)
  INTECH Large Cap Core Aggressive Composite      17.01%        N/A        N/A       5.04%      07/31/2001
  S&P 500(R) Index(2)                             10.88%        N/A        N/A       1.72%      07/31/2001
  INTECH Large Cap Core Composite                 15.15%      1.22%     13.70%      12.06%      06/30/1987
  S&P 500(R) Index(2)                             10.88%    (2.30)%     12.07%      10.80%      06/30/1987

(1) Total returns and expenses are not annualized for the first year of operations.
(2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                      Management of the Fund  27

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 28 Janus Risk-Managed Stock Fund prospectus movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  29

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 30  Janus Risk-Managed Stock Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  31
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32  Janus Risk-Managed Stock Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

JANUS RISK-MANAGED STOCK FUND
------------------------------------------------------------------------------------
                                                                  Year or Period
                                                                 ended October 31
                                                               2004          2003(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.44         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.08           0.01
 Net gain/(loss) on securities (both realized and
  unrealized)                                                   1.75           2.43
 Total from investment operations                               1.83           2.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                       (0.03)             --
 Distributions (from capital gains)                           (0.26)             --
 Redemption fees                                                  --(2)          --(2)
 Total distributions and other                                (0.29)             --
 NET ASSET VALUE, END OF PERIOD                               $13.98         $12.44
 Total return(3)                                              15.06%         24.40%
 Net assets, end of period (in millions)                        $182            $89
 Average net assets for the period (in millions)                $130            $51
 Ratio of gross expenses to average net assets(4)(5)           0.69%(6)       1.13%(6)
 Ratio of net expenses to average net assets(4)                0.69%          1.13%
 Ratio of net investment income/(loss) to average net
  assets(4)                                                    0.72%          0.24%
 Portfolio turnover rate(4)                                      71%            39%
------------------------------------------------------------------------------------

(1) Fiscal period from February 28, 2003 (inception) through October 31, 2003.
(2) Redemption fees aggregated less than $0.01 on a per share basis for the period or year end.
(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(6) The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

                                                        Financial highlights  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 34 Janus Risk-Managed Stock Fund prospectus addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  35

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 36 Janus Risk-Managed Stock Fund prospectus specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  37
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 38  Janus Risk-Managed Stock Fund prospectus

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                  You can make inquiries and request other
                  information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.
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                             February 25, 2005

                               JANUS TRITON FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
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
    RISK/RETURN SUMMARY
       Janus Triton Fund........................................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    5
       General portfolio policies...............................    6
       Risks....................................................    8
       Frequently asked questions about certain risks...........    9

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   13
       Purchases................................................   14
       Tax-deferred accounts....................................   15
       Exchanges................................................   15
       Redemptions..............................................   16
       Excessive trading........................................   16
       Shareholder account policies.............................   20

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   22
       Management expenses......................................   23
       Investment personnel.....................................   23

    OTHER INFORMATION...........................................   24

    DISTRIBUTIONS AND TAXES.....................................   27

    FINANCIAL HIGHLIGHTS........................................   29

    GLOSSARY OF INVESTMENT TERMS................................   30

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS TRITON FUND

   Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TRITON FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2  Janus Triton Fund prospectus

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and potentially the lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   Since the Fund did not commence operations until February 25, 2005, there is no performance information available for this Fund. Performance history will be available after the Fund has been in operation for one calendar year. The performance of this Fund will be compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                             Management      Other      Total Annual Fund
                                                Fee       Expenses(1)   Operating Expenses
  Janus Triton Fund                            0.64%         0.55%            1.19%

 (1) Since the Fund had not commenced operations as of October 31, 2004, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 Year    3 Years
                                                                -----------------
  Janus Triton Fund                                              $121      $378

 4  Janus Triton Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

                                    Principal investment strategies and risks  5

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the

 6  Janus Triton Fund prospectus

   Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

                                    Principal investment strategies and risks  7

   Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

 8  Janus Triton Fund prospectus

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS INDUSTRY RISK?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

                                    Principal investment strategies and risks  9

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could

 10  Janus Triton Fund prospectus
   be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  11

                               JANUS TRITON FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

                                                         Shareholder's guide  13
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

 14  Janus Triton Fund prospectus
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

                                                         Shareholder's guide  15
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the

 16  Janus Triton Fund prospectus
   intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the

                                                         Shareholder's guide  17
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair

 18  Janus Triton Fund prospectus
   valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after

                                                         Shareholder's guide  19
   quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

 20  Janus Triton Fund prospectus

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  21

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 22  Janus Triton Fund prospectus
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Triton Fund                                All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until March 1, 2006. Application of any expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

RON SACHS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Triton Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.

                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

 24  Janus Triton Fund prospectus
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

                                                           Other information  25

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 26  Janus Triton Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  27
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 28  Janus Triton Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   No financial highlights are presented for the Fund because it did not commence operations until February 25, 2005.

                                                        Financial highlights  29

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 30  Janus Triton Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  31

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 32  Janus Triton Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  33
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 34  Janus Triton Fund prospectus

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                                                                              35

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 36

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report (as they become available), free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]
                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                              JANUS WORLDWIDE FUND

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    RISK/RETURN SUMMARY
       Janus Worldwide Fund.....................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Redemption fee...........................................   17
       Excessive trading........................................   18
       Shareholder account policies.............................   22

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   24
       Management expenses......................................   25
       Investment personnel.....................................   26

    OTHER INFORMATION...........................................   27

    DISTRIBUTIONS AND TAXES.....................................   30

    FINANCIAL HIGHLIGHTS........................................   32

    GLOSSARY OF INVESTMENT TERMS................................   33

                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

   Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio

 2  Janus Worldwide Fund prospectus
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.

                                                          Risk/return summary  3

   JANUS WORLDWIDE FUND

      Annual returns for calendar years ended 12/31
              21.90%  26.40%  20.48%  25.87%  64.37%  (16.87)%  (22.88)%  (26.01)%  24.23%  5.54%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80)%

                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/15/91)
    Janus Worldwide Fund
      Return Before Taxes                         5.54%   (9.06)%    9.10%         11.29%
      Return After Taxes on Distributions(1)      5.58%   (9.52)%    8.16%         10.32%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    3.91%   (7.48)%    7.67%          9.74%
    Morgan Stanley Capital International World
      Index(SM)(3)                               14.72%   (2.45)%    8.09%          7.97%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------

   (1) The Return After Taxes on Distributions is higher than the Return Before Taxes because of the effect of foreign tax credits.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Worldwide Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund. However, if you sell shares of the Fund that you have held for three months or less, you may pay a redemption fee.

   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

   Sales charges...............................................   None
   Redemption fee on shares of the Fund held for three months or less (as a % of amount redeemed)........................  2.00%(1)
   Exchange fee................................................   None(2)

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                     Management    Other     Total Annual Fund
                                                        Fee       Expenses   Operating Expenses
  Janus Worldwide Fund                                 0.60%       0.28%           0.88%

 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (2) An exchange of Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Worldwide Fund                                     $90      $281      $488      $1,084

                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

 6  Janus Worldwide Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION
   The Fund may not always stay fully invested in stocks. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.

   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in foreign equity securities. To a limited extent, the Fund may also invest in other types of foreign and domestic securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

                                    Principal investment strategies and risks  7

   - domestic equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)

   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS
   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new

 8  Janus Worldwide Fund prospectus
   product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER
   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 10  Janus Worldwide Fund prospectus

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

   Within the parameters of its specific investment policies, the Fund may invest an unlimited amount of its assets in companies from "developing countries" or "emerging markets." In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value

                                   Principal investment strategies and risks  11
   the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

   The Fund may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.

6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12  Janus Worldwide Fund prospectus

                              JANUS WORLDWIDE FUND

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity

 14  Janus Worldwide Fund prospectus
   securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should

                                                         Shareholder's guide  15
   refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from the Fund of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."

 16  Janus Worldwide Fund prospectus

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.

   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from the Fund held for three months or less may be subject to the Fund's 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational

                                                         Shareholder's guide  17
   requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely

 18  Janus Worldwide Fund prospectus
   eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.

   The Fund attempts to deter excessive trading through at least the following methods:

   - exchange limitations as described under "Exchanges;"

   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and

   - fair valuation of securities as described under "Pricing of Fund Shares."

   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.

   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's

                                                         Shareholder's guide  19
   excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.

   EXCESSIVE TRADING RISKS

   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its

 20  Janus Worldwide Fund prospectus

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.

                                                         Shareholder's guide  21

   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.

   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.

SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure

 22  Janus Worldwide Fund prospectus
   of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

 24  Janus Worldwide Fund prospectus
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.

   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Worldwide Fund                             All Asset Levels          0.60
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

                                                      Management of the Fund  25

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Worldwide
     Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000,
     Mr. Yee was a portfolio manager and managing director at Bee &
     Associates. He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical
     Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a
     Bachelor's degree in Business Administration from Miami University (of
     Ohio) where he graduated magna cum laude with honors.

 26  Janus Worldwide Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLOSED FUND POLICIES

   The Fund may discontinue sales of its shares to new investors if its management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are discontinued to new investors, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase shares through its existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS

   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market

                                                           Other information  27
   movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.

   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.

 28  Janus Worldwide Fund prospectus

   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.

   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  29

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

 30  Janus Worldwide Fund prospectus
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

JANUS WORLDWIDE FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004        2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $37.34       $32.87        $40.17        $70.74       $58.87
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.30         0.37          0.27          0.39         0.03
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.84         4.41        (7.56)       (24.04)        13.15
 Total from investment operations                  1.14         4.78        (7.29)       (23.65)        13.18
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.36)       (0.31)        (0.01)        (0.41)       (0.03)
 Distributions (from capital gains)                  --           --            --        (6.51)       (1.28)
 Redemption fees                                     --(1)        --(1)        N/A           N/A          N/A
 Total distributions and other                   (0.36)       (0.31)        (0.01)        (6.92)       (1.31)
 NET ASSET VALUE, END OF PERIOD                  $38.12       $37.34        $32.87        $40.17       $70.74
 Total return                                     3.06%(2)    14.65%      (18.15)%      (36.56)%       22.41%
 Net assets, end of period (in millions)         $7,074      $11,341       $13,465       $20,331      $37,775
 Average net assets for the period (in
  millions)                                      $9,278      $12,124       $18,185       $27,993      $38,727
 Ratio of gross expenses to average net
  assets(3)                                       0.92%        0.93%         0.87%         0.87%        0.88%
 Ratio of net expenses to average net assets      0.92%        0.92%         0.86%         0.85%        0.86%
 Ratio of net investment income/(loss) to
  average net assets                              0.61%        0.99%         0.62%         0.53%        0.13%
 Portfolio turnover rate                           120%         108%           73%           78%          58%
-------------------------------------------------------------------------------------------------------------

(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

 32  Janus Worldwide Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.

                                                Glossary of investment terms  33

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally

 34  Janus Worldwide Fund prospectus
   have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                                                Glossary of investment terms  35

   Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the

 36  Janus Worldwide Fund prospectus
   value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  37

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.